CLEARANT, INC.
1801 Avenue of the Stars
Suite 435
Los Angeles, California 90067
October 24, 2008
VIA EDGAR
U.S. Securities and Exchange Commission
Mail Stop 6010
Washington, DC 20549

Re:	Clearant, Inc. Form 10-KSB/A for the Year Ended December 31, 2007 File No. 000-50309 Filed August 4, 2008
Ladies and Gentlemen:
     Clearant, Inc. (the “Company”) is responding to your letter of October 1, 2008, regarding the above-referenced Form 10-KSB/A for the year ended December 31, 2007. The Company’s response to the staff’s comment is set forth below. For convenience, the comment has been duplicated below and is set forth immediately prior to the response.
Comment
We note that in your amended 10-KSB your management has again concluded that disclosure controls and procedures were effective as of the end of the fiscal year. In our letter dated July 21, 2008, we asked you to consider whether management’s failure to provide its report on internal control over financial reporting impacts is conclusion regarding the effectiveness of your disclosure controls and procedures as of the end of the fiscal year. Please tell us the factors you considered and highlight for us those factors that supported your conclusion. In particular, please explain how you considered the definition of disclosure controls and procedures provided in Rule 13a-15(e) which indicates that effective controls and procedures would ensure that information required to be disclosed by the issuer is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms. In addition, as discussed in Compliance and Disclosure Interpretation 115.02, which you can find at http://www.sec.gov/divisions/corpfin.guidance/regs.kinterp.htm, failure to file management’s report on Internal Control over Financial Reporting rendered your annual report materially deficient and also rendered the company not timely or current in its Exchange Act Reporting. In light of these facts, please explain how you could conclude that disclosure controls and procedures were effective. Alternatively, please further amend the Form 10-KSB to disclose management’s revised conclusion on the effectiveness of your disclosure controls and procedures, i.e. that DC&P were not effective as of the end of the fiscal year.

Securities and Exchange Commission
October 24, 2008

RESPONSE
     Although management believes is has a valid basis for its original conclusion, in light of the staff’s comments on this issue, the Company is today filing an Amendment No. 2 to its Form 10-KSB, which revises management’s conclusion with regard to disclosure controls and procedures.
     In connection with the above, the Company hereby acknowledges that:
1.	the Company is responsible for the adequacy and accuracy of the disclosure in the filing;

2.	staff comments or changes to disclosure in response to staff comments do not foreclose the Commission from taking any action with respect to the filings; and

3.	the Company may not assert staff comments as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.
     If the Staff has any questions or comments regarding the foregoing or requires additional information, please contact the undersigned at (310) 479-4570.

Sincerely,
/s/ John Garfield

Jon Garfield
Chief Executive Officer and Chief Financial Officer

cc:	John C. Kirkland, Esq.